                                                               Exhibit (g)(iv)


                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


Fund                                              Effective Date
----                                              --------------
Schwab International Index Fund --                July 21, 1993
Investor Shares
                                                  April 30, 1997
Schwab International Index Fund -- Select
Shares

Schwab Small-Cap Index Fund -- Investor           October 14, 1993
Shares

Schwab Small-Cap Index Fund -- Select             April 30, 1997
Shares

Schwab MarketTrack Growth Portfolio               September 25, 1995
(formerly known as Schwab Asset Director
-High Growth Fund)

Schwab MarketTrack Balanced Portfolio             September 25, 1995
(formerly known as Schwab Asset Director
-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio         September 25, 1995
(formerly known as Schwab Asset Director
-Conservative Growth Fund)

Schwab S&P 500 Index Fund -- e.Shares             February 28, 1996

Schwab S&P 500 Index Fund -- Investor             February 28, 1996
Shares

Schwab S&P 500 Index Fund -- Select Shares        April 30, 1997

Schwab Core Equity Fund (formerly known           May 21, 1996
as Schwab Analytics Fund)

Laudus International MarketMasters Fund --        September 2, 1996
Investor Shares (formerly known as Schwab
International MarketMasters Fund --
Investor Shares, Schwab MarketManager
International Portfolio and Schwab
OneSource Portfolios-International)

Laudus International MarketMasters Fund --        April 1, 2004
Select Shares (formerly known as Schwab
International MarketMasters Fund -- Select
Shares, Schwab MarketManager
International Portfolio and Schwab
OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund -- Investor        October 13, 1996
Shares (formerly known as Schwab U.S.
MarketMasters Fund -- Investor Shares,
Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

                                                                 Exhibit (g)(iv)

Laudus U.S. MarketMasters Fund -- Select          June 1, 2004
Shares (formerly known as Schwab U.S.
MarketMasters Fund -- Select Shares,
Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Laudus Balanced MarketMasters Fund --             October 13, 1996
Investor Shares (formerly known as Schwab
Balanced MarketMasters Fund -- Investors
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios
-Balanced Allocation)

Laudus Balanced MarketMasters Fund --             June 1, 2004
Select Shares (formerly known as Schwab
Balanced MarketMasters Fund -- Select
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios
-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund --            August 3, 1997
Investor Shares (formerly known as Schwab
Small-Cap MarketMasters Fund -- Investor
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios
-Small Company)

Laudus Small-Cap MarketMasters Fund --            June 1, 2004
Select Shares (formerly known as Schwab
Small-Cap MarketMasters Fund -- Select
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios
-Small Company)

Schwab Market Track All Equity Portfolio          April 16, 1998
(formerly known as Schwab Asset Director
-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund          October 28, 1998
(formerly known as Institutional Select
S&P 500 Fund)

Schwab Total Stock Market Index Fund --           April 15, 1999
Investor Shares

Schwab Total Stock Market Index Fund --           April 15, 1999
Select Shares

Schwab Financial Services Fund (formerly          May 15, 2000
known as Financial Services Focus Fund)

Schwab Health Care Fund (formerly known           May 15, 2000
as Health Care Focus Fund)

Schwab Technology Fund (formerly known as         May 15, 2000
Technology Focus Fund)

Schwab Hedged Equity Fund -- Investor             August 6, 2002
Shares
                                                  August 26, 2003
Schwab Hedged Equity Fund -- Select Shares

Schwab Small-Cap Equity Fund -- Investor          May 19, 2003
Shares

                                                                 Exhibit (g)(iv)

Schwab Small-Cap Equity Fund -- Select            May 19, 2003
Shares

Schwab Dividend Equity Fund -- Investor           September 23, 2003
Shares

Schwab Dividend Equity Fund -- Select             September 23, 2003
Shares

Schwab Premier Equity Fund -- Investor            November 16, 2004
Shares

Schwab Premier Equity Fund -- Select Shares       November 16, 2004

Schwab Target 2010 Fund                           May 4, 2005

Schwab Target 2020 Fund                           May 4, 2005

Schwab Target 2030 Fund                           May 4, 2005

Schwab Target 2040 Fund                           May 4, 2005

Schwab Retirement Income Fund                     May 4, 2005

Schwab Large Cap Growth Fund -- Investor          May 24, 2005
Shares

Schwab Large Cap Growth Fund -- Select            May 24, 2005
Shares


                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President


Dated as of August 9, 2005

                                                                 Exhibit (g)(iv)


                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN

              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


FUND                                                            FEE
----                                                            ---
Schwab International Index Fund -- Investor                     Five one-hundredths of one percent
Shares                                                          (.05%) of the Fund's average daily
                                                                net assets

Schwab International Index Fund -- Select Shares                Five one-hundredths of one percent
                                                                (.05%) of the Fund's average daily
                                                                net assets

Schwab Small-Cap Index Fund -- Investor                         Five one-hundredths of one percent
Shares                                                          (.05%) of the Fund's average daily
                                                                net assets

Schwab Small-Cap Index Fund -- Select Shares                    Five one-hundredths of one percent
                                                                (.05%) of the Fund's average daily
                                                                net assets

Schwab MarketTrack Growth Portfolio (formerly                   Five one-hundredths of one percent
known as Schwab Asset Director-High Growth                      (.05%) of the Fund's average daily
Fund)                                                           net assets

Schwab MarketTrack Balanced Portfolio                           Five one-hundredths of one percent
(formerly known as Schwab Asset Director-                       (.05%) of the Fund's average daily
Balanced Growth Fund)                                           net assets

Schwab MarketTrack Conservative Portfolio                       Five one-hundredths of one percent
(formerly known as Schwab Asset Director-                       (.05%) of the Fund's average daily
Conservative Growth Fund)                                       net assets

Schwab S&P 500 Index Fund-Investor Shares                       Five one-hundredths of one percent
                                                                (.05%) of the Fund's average daily
                                                                net assets

Schwab S&P 500 Index Fund-e.Shares                              Five one-hundredths of one percent
                                                                (.05%) of the Fund's average daily
                                                                net assets

Schwab S&P 500 Index Fund-Select Shares                         Five one-hundredths of one percent
                                                                (.05%) of the Fund's average daily
                                                                net assets

Schwab Core Equity Fund (formerly known as                      Five one-hundredths of one percent
Schwab Analytics Fund)                                          (.05%) of the Fund's average daily
                                                                net assets

Laudus International MarketMasters Fund --                      Five one-hundredths of one percent (.05%)
Investor Shares (formerly known as Schwab                       of the Fund's average daily
International MarketMasters Fund -- Investor                    net assets
Shares, Schwab MarketManager International Portfolio
and Schwab OneSource Portfolios-International)

                                                                 Exhibit (g)(iv)

FUND                                                             FEE
----                                                             ---
Laudus International MarketMasters Fund --                       Five one-hundredths of one percent
Select Shares (formerly known as Schwab                          (.05%) of the Fund's average daily
International MarketMasters Fund -- Select                       net assets
Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-
International)

Laudus U.S. MarketMasters Fund -- Investor                       Five one-hundredths of one percent
Shares (formerly known as Schwab U.S.                            (.05%) of the Fund's average daily
MarketMasters Fund-Investor Shares, Schwab                       net assets
MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares                  Five one-hundredths of one percent
(formerly known as Schwab U.S. MarketMasters                     (.05%) of the Fund's average daily
Fund -- Select Shares, Schwab MarketManager                      net assets
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund -- Investor                   Five one-hundredths of one percent
Shares (formerly known as Schwab Balanced                        (.05%) of the Fund's average daily
MarketMasters Fund -- Investor Shares, Schwab                    net assets
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund -- Select                     Five one-hundredths of one percent
Shares (formerly known as Schwab Balanced                        (.05%) of the Fund's average daily
MarketMasters Fund -- Select Shares, Schwab                      net assets
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund --                           Five one-hundredths of one percent
Investor Shares (formerly known as Schwab                        (.05%) of the Fund's average daily
Small-Cap MarketMasters Fund -- Investor                         net assets
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-
Small Company)

Laudus Small-Cap MarketMasters Fund -- Select                    Five one-hundredths of one percent
Shares (formerly known as Schwab Small-Cap                       (.05%) of the Fund's average daily
MarketMasters Fund -- Select Shares, Schwab                      net assets
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio                         Five one-hundredths of one percent
(formerly known as Schwab Asset Director-                        (.05%) of the Fund's average daily
Aggressive Growth Fund)                                          net assets

Schwab Institutional Select S&P 500 Fund                         Five one-hundredths of one percent
(formerly known as Institutional Select S&P                      (.05%) of the Fund's average daily
500 Fund)                                                        net assets

                                                                 Exhibit (g)(iv)

Schwab Total Stock Market Index Fund --                          Five one-hundredths of one percent
Investor Shares                                                  (.05%) of the Fund's average daily
                                                                 net assets

Schwab Total Stock Market Index Fund -- Select                   Five one-hundredths of one percent
Shares                                                           (.05%) of the Fund's average daily
                                                                 net assets

Schwab Financial Fund (formerly known as                         Five one-hundredths of one percent
Financial Services Focus Fund)                                   (.05%) of the Fund's average daily
                                                                 net assets

Schwab Health Care Fund (formerly known as                       Five one-hundredths of one percent
Health Care Focus Fund)                                          (.05%) of the Fund's average daily
                                                                 net assets

Schwab Technology Fund (formerly known as                        Five one-hundredths of one percent
Technology Focus Fund)                                           (.05%) of the Fund's average daily
                                                                 net assets

Schwab Hedged Equity Fund -- Investor Shares                     Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Hedged Equity Fund -- Select Shares                       Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Small-Cap Equity Fund -- Investor                         Five one-hundredths of one percent
Shares                                                           (.05%) of the Fund's average daily
                                                                 net assets

Schwab Small-Cap Equity Fund -- Select Shares                    Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Dividend Equity Fund -- Investor Shares                   Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Dividend Equity Fund -- Select Shares                     Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Premier Equity Fund -- Investor Shares                    Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Premier Equity Fund -- Select Shares                      Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Target 2010 Fund                                          Zero percent (0%) of the Fund's
                                                                 average daily net assets

Schwab Target 2020 Fund                                          Zero percent (0%) of the Fund's
                                                                 average daily net assets

Schwab Target 2030 Fund                                          Zero percent (0%) of the Fund's
                                                                 average daily net assets

Schwab Target 2040 Fund                                          Zero percent (0%) of the Fund's
                                                                 average daily net assets

                                                                 Exhibit (g)(iv)


Schwab Retirement Income Fund                                    Zero percent (0%) of the Fund's
                                                                 average daily net assets

Schwab Large Cap Growth Fund -- Investor Shares                  Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Schwab Large Cap Growth Fund -- Select Shares                    Five one-hundredths of one percent
                                                                 (.05%) of the Fund's average daily
                                                                 net assets

Except with respect to the Schwab Target 2010 Fund, Schwab 2020 Fund, Schwab 2030 Fund, Schwab 2040 Fund and the Schwab Retirement Income Fund, the aforementioned transfer agency services fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub-transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one-hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third-party intermediary provides sub-transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.


                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer


                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President


Dated as of August 9, 2005